Exhibit 99.1
Investor Overview Jan’23

2 Disclaimer Forward - Looking Statements Certain statements in this Presentation may be considered forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 .. Forward - looking statements include, but are not limited to, statements about future events or Presto Automation Inc .. (“Company”) future financial or operating performance .. For example, estimates and projections of annual run - rate (“ARR”) and other metrics are forward - looking statements .. In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology .. Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements .. These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain .. Uncertainties and risks that could cause results to differ from the forward - looking statements in this presentation include, but are not limited to : the occurrence of any event, change or other circumstances involving the Company ; the outcome of any legal proceedings that may be instituted against the Company ; changes to the Company that may be required or appropriate as a result of applicable laws or regulations ; the ability to meet stock exchange listing standards ; the ability of the Company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees ; the Company’s estimates of expenses and profitability ; the Company’s ability to attract new customers ; acceptance by customers of the Company’s existing or future products ; a limited operating history with new products ; the ability to provide satisfactory technical and maintenance support to customers ; the ability to maintain high levels of customer service ; increases in customers’ operating costs ; intense competition in the restaurant technology space, including with competitors who have significantly more resources ; the Company’s ability to grow and scale the Company’s business through new relationships with restaurants and customers ; the Company’s ability to make continued investments in its AI - powered technology platform ; the need to attract, train and retain highly - skilled technical workforce ; the impact of the COVID - 19 pandemic or other public health emergencies ; reliance on a limited number of customers for a significant portion of the Company’s revenue ; the ability to protect personal information of customers and consumers ; the Company’s ability to comply with privacy laws ; potential cyber events ; interruptions or performance problems with the Company’s technology and infrastructure ; customers’ willingness to use the internet for commerce and their access to the internet ; potential defects, errors or vulnerabilities in the Company’s applications, systems and hardware and those of third - party service providers ; unfavorable conditions in the restaurant industry generally ; possible design and manufacturing defects in the Company’s products ; the continued right to use, or any failures of, third - party hardware, software or services ; disruptions or interference with the Company’s use of cloud infrastructure ; the success of strategic relationships with third parties ; the ability to maintain commercial relationships with third - party developers ; the availability of software licensed from third - parties ; the Company’s ability to enforce, protect and maintain intellectual property rights ; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in the Company’s Form 8 - K filed with the Securities and Exchange Commission (the “SEC”) on September 27 , 2022 and in subsequent filings with the SEC .. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved .. You should not place undue reliance on forward - looking statements, which speak only as of the date they were made .. The Company does not undertake any duty to update these forward - looking statements except as required by applicable law ..

3 Enterprise - Grade AI Leader for Restaurant Drive - Thrus 3

Confidential & proprietary information. All rights reserved. A Year In Review 2022 2023 Major Progress in AI Technology First Rollout Ever of Drive - Thru Voice AI Public Company Listed on NASDAQ ? Another Major Announcement 4

Confidential & proprietary information. All rights reserved. Why Do Restaurant Brands Love Presto Voice? 5 24/7 Availability Accurate Order Taking Easy Onboarding Consistent Upselling Faster Service Automated Menu Ingestion

Confidential & proprietary information. All rights reserved. 5 - 10 Hrs Labor Hours Saved Daily Presto Voice ROI for Restaurant Operators 6 6 6% Increase in Revenue 10% Increase in Net Margin

Confidential & proprietary information. All rights reserved. Large Market in QSR Drive - Thru Automation 7 7 200,000 ~15,000 ~200 $5B ARR Opportunity QSR Drive - Thrus (Nationwide) Drive - Thrus Run by QSRs Testing Presto ($200M ARR Opportunity) Presto Voice Deployments (Nationwide)

Confidential & proprietary information. All rights reserved. Champions in Accuracy - Non - intervention rates consistently at >95% - Uptime at 99.9% Tested & Proven At Scale - 277,000 systems overall deployed since 2008 - Implemented technology in over 3,000 stores Big Chains Trust Us - 14+ years in the restaurant industry - Went public in September 2022 - 3 out of every 4 AI - powered drive - thrus are Presto Continuous Innovation - Custom Voices allow for maximum brand marketability - Integrate with industry incumbents that restaurants use - Computer Vision boosts Voice AI 8 Presto is the Leading Provider of Drive - Thru AI Solutions in the QSR Industry

Confidential & proprietary information. All rights reserved. Presto Voice at Checkers 9 Based on four months of live data from Checkers stores between September 1, 2021 and December 31, 2021. ● Largest rollout of drive - thru voice AI in hospitality ● Checkers has 900 stores in the U.S. ● 80% QSR sales are through the drive - thru ● Initial install & trial across multiple Checkers locations began in August 2021 ● Awarded Checkers 2022 Innovative Supplier of the Year National Rollout in 2022 95%+ Automated Order Completion >3.8x More Up - sell Attempts 1 FTE Labor Cost Savings “We are excited about pioneering this new era in partnership with Presto, a leader in restaurant technology.” Frances Allen President & CEO, Checkers

Confidential & proprietary information. All rights reserved. The Power of AI 10 ● AI is ready for prime time ● The pioneering of self driving cars has really enhanced the number of engineers focused on AI ● The AI engineering community is more robust than ever and continues to grow ● The application of AI is expanding to many fields and will continue to be applied across a multitude of industries ● AI is ready for prime time ● The pioneering of self driving cars has really enhanced the number of engineers focused on AI ● AI engineering community is more robust than ever ● Continued expansion of AI across industries Presto’s AI Expertise is Best in the Restaurant Industry 1 Top machine learning (ML), large language model (LLM) & natural language processing (NLP) engineers with expertise from Google, Microsoft & self - driving car companies Key technology acquisition to bolster capabilities & drive further innovation AI capabilities among others allow us to process 95% of orders without staff intervention. Plus we have best - in - class industry specific technology 2 3

Confidential & proprietary information. All rights reserved. Computer Vision Is A Key Drive - Thru AI Capability 11 Smart Analytics ● AI - powered computer vision ● Lower drive - thru wait times ● Higher order accuracy ● Increase demand forecasting ● Guest personalization ● Improved dine - in guest service We estimate that over 90% of key drive - thru metrics are permanently lost today - a huge missed opportunity 1) Deloitte Food Service Market Monitor - calculated North America QSR GMV * 10% average inaccurate orders. Note: Revenues generated from our newly launched Vision product were not material during the nine months ended March 31, 2022 ..

Confidential & proprietary information. All rights reserved. Deep Industry Experience In Labor Productivity 12 12 Greater Labor Productivity ● Payment, ordering, survey tablet for guests and staff; BYOD option ● Eliminates 65% of POS trips ● Larger check size, more tables per server & more tips ● Wide range of payment options; PCI DSS compliance +2.9x Tables Per Server +18% Higher Check Size +20x Guest Data Collected

Confidential & proprietary information. All rights reserved. Major New Customer Announcement 13 “The Presto platform and team have exceeded our expectations and we are excited as we prepare to deploy the solution at additional restaurants across the nation.” Kevin Pope Vice President of Operations Innovation, Del Taco Based on four months of live data from Checkers stores between September 1, 2021 and December 31, 2021. ● 2nd largest Mexican QSR in the U.S. with ~600 restaurants across 15 states ● Serves more than 3 million guests a week ● Seamless integration with Point of Sale (POS) & Kitchen Display System (KDS) ● Short sales cycle from paid pilot to MSA after comprehensive testing & exceeding performance expectations ● Will drive industry adoption of Voice AI ● Deal for Presto potentially worth $10M+ ARR National Expansion in 2023

This document is proprietary and confidential. No part of this document may be disclosed in any manner to a third party witho ut the prior written consent. This document is proprietary and confidential. No part of this document may be disclosed in any manner to a third party witho ut the prior written consent. Testimonial

15 Financial Overview

Confidential & proprietary information. All rights reserved. 16 Financial Update First Fiscal Quarter 2023 Financial Highlights ● Total revenue was $7.8 million, an increase of 8% as compared to $7.2 million for the first quarter of 2022 ● ARR reached $31.1 million, an increase of 8% year - over - year ● Cash and Cash Equivalents of $59.2 million as of September 30, 2022 ● Adequate Cash Runway for Fiscal 2023 ● Current pilot tests represent over $200 million in ARR on a fully converted basis Financial Outlook ● For the fiscal year ending June 30, 2023, the Company expects revenue to be between $33 and $35 million

Confidential & proprietary information. All rights reserved. 17 lnvestment Highlights Platform for M&A to Drive Scale and Distribution Advantages Massive Addressable Market with Multiple Drivers of Growth High Net Retention with Predictable, Recurring Revenue Model with Highly Visible Path to Near - term Profitability Industry Expert Management Team with Decades of Tenure Multi - Billion, Blue Chip Hospitality Customer Base Leader in the Enterprise Restaurant Technology Sector

Confidential & proprietary information. All rights reserved. Shares Outstanding At Various Share Prices 18 Note: Detailed footnotes on the following page. (1) (2) (2) (2) (3)

Confidential & proprietary information. All rights reserved. Shares Outstanding At Various Share Prices, Cont. 19 (1) 15.0m earnouts with two equal tranches, will be released when each of $12.50 and $15.00 price levels are achieved. (2) 7.6m SPAC and financing warrants with $11.50 strike price and 8.6m public warrants with $8.21 strike price. Shown using t he Treasury Stock Method. (3) Pursuant to the Presto Incentive Plan, 13.6m unvested Options and Restricted Stock Units (RSUs) have been granted to curr ent employees and independent directors. Note: The information contained in these notes should be read in conjunction with our audited financial statements for the ye ar ended June 30, 2021 included in Form S - 4/A filed with the SEC on August 10, 2022 , and the financial statements in Form 8 - K for the year en ded June 30, 2022, filed with the SEC on September 27, 2022.